UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 5, 2011

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

3590 East Columbia Street, Tucson, Arizona	85714
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415

 (Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Partners; Appointment of Certain Officers; Compensating Arrangement of Certain Officers

In connection with the cost reduction measures described below, on July 5, 2011, the Company’s Board reduced the annual base salaries of each of the executive officers of the Company, Joseph Hayden, its President, Eric Lau, its Chief Operating Officer, and Humberto Astorga, its Chief Financial Officer, by approximately 15% to $195,500, $150,000 and $150,000, respectively.  In addition, the Board of Directors of the Company reduced its compensation by 15%.

Item 8.01.        Other Events

The Company previously announced that it had completed field work on the original contract with the US Marine Corps for its counter-IED technology and that testing of a new version of this technology was completed in May 2011.  The Company has not yet been informed of the official results of this testing. In addition, the uncertainty caused by current government fiscal policy could further delay and otherwise adversely affect funding for other company research and development projects and technologies.  As a result, the Company is pursuing cost reduction measures, including reductions in its non-critical work force to enable it to preserve resources and better weather the current government fiscal policy and uncertainty in defense spending.

The Company also reiterated that it is continuing to explore strategic options in an effort to expand its product offerings to commercial and government customers and diversify its existing product lines in light of the current federal budget environment.

Certain statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the securities laws.  Forward-looking statements include all statements that do not relate solely to the historical or current facts, and can be identified by the use of forward looking words such as "may", "believe", "will", “would”, “could”, “should”, "expect", "project", "anticipate", “estimates", “possible”, "plan", "strategy", "target", "prospect" or "continue" and other similar terms and phrases.  These forward looking statements are based on the current plans and expectations of our management and are subject to a number of uncertainties and risks that could significantly affect our current plans and expectations, as well as future results of operations and financial condition and may cause our actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ materially from our expectations are described in Item 1A.  (Risk Factors) of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010.  In making these forward-looking statements, we claim the protection of the safe-harbor for forward-looking statements contained in the Private Securities Reform Act of 1995.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct.  We do not assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.
(Registrant)

By:	/s/ Humberto Astorga
Humberto Astorga
Chief Financial Officer

Date:  July 11, 2011